Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) is made and entered into as of  the 1st day of October, 2008, by and among Broadcaster, Inc. a corporation a formed under the laws of Delaware (“Purchaser”), Sonia Hu and Chun-Wei Shi, individual residents of New York (“Sellers”), and Eyecandy Inc., a corporation formed under the laws of New York (“Eyecandy”).

W I T N E S S E T H:

WHEREAS, the Sellers own all of the issued and outstanding securities of Eyecandy (the “Eyecandy Securities”), as more particularly set forth on Schedule 3.3 hereto; and

WHEREAS, the Sellers desire to sell, assign and convey to Purchaser all of the Eyecandy Securities and Purchaser desires to purchase and acquire such Eyecandy Securities from the Seller such that upon the purchase of the Eyecandy Securities, Eyecandy shall become a wholly owned subsidiary of Purchaser, such sale and purchase to be on and subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the respective representations and warranties hereinafter set forth and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

 SALE AND PURCHASE OF EYECANDY SECURITIES

1.1

Sale and Purchase.  Subject to the terms and conditions contained herein, Sellers hereby agree to sell, transfer, assign, convey and deliver to Purchaser, and Purchaser agrees to accept from Sellers, all of Sellers’ right, title and interest in and to the Eyecandy Securities, free and clear of any liens, pledges, security interests, claims or encumbrances of any kind.

1.2

The Purchase Price.

(a)

The consideration payable by Purchaser to Sellers for the Eyecandy Securities to be acquired by Purchaser as provided herein shall be as follows: 20,000,000 shares of the common stock of Purchaser (i) 8,000,000 of which shall be issued by Purchaser in a tax free plan of reorganization at the Closing (as hereinafter defined) (500,000 of such shares shall be held in escrow pursuant to the terms of an escrow agreement in the form annexed hereto as Exhibit A (the “Escrow Agreement”)) and (ii) the remaining 12,000,000 to be issued to Sellers upon attainment of the milestones set forth below if the milestones set forth below are attained:

(1)

If during the first 12 month period after the Closing or sooner, the revenues generated by the ongoing business of Eyecandy are $1,000,000 or more (the “First Revenue Milestone”) and the operating profit of Eyecandy is $250,000 or more (the “First Profit Milestone”) then within 15 days of the end of such 12 month period, Purchaser shall issue 5,000,000 shares of Purchaser’s common stock to the Sellers provided that if such revenue or profit is not attained during the first 12 month period after the closing, Purchaser shall have no obligation to issue these 5,000,000 shares unless the conditions set forth in paragraph (4) are met.

(2)

If during the second 12 month period after the Closing or sooner, the revenues generated by the ongoing business of Eyecandy are $2,000,000 or more (the “Second Revenue Milestone”) and the operating profit of Eyecandy is $500,000 or more (the “Second Profit Milestone”) then within 15 days of the end of such second 12 month period, Purchaser shall issue 5,000,000 shares of Purchaser’s common stock to the Sellers; provided that if such revenue or profit is not attained during the second 12 month period after the closing, Purchaser shall have no obligation to issue these 5,000,000 shares unless the conditions set forth in paragraph (4) are met.

(3)

If during the third 12 month period  after the Closing or sooner, the revenues generated by the ongoing business of Eyecandy are $4,000,000 or more and the operating profit of Eyecandy is $1,000,000 or more then within 15 days of the end of such third 12 month period, Purchaser shall issue 2,000,000 shares of Purchaser’s common stock to the Sellers; provided that if such revenue or profit is not attained during the third 12 month period after the closing, Purchaser shall have no obligation to issue these 2,000,000 shares.

(4)

If by the end of any 12 month period after the Closing the milestones set forth for such period are not met but if at  the end of either the second 12 month period after the Closing or the third 12 month period after the Closing the milestones set forth for such second or third 12 month period are met and the revenues generated during such second or third 12 month period as well as the operating profit of Eyecandy for such period exceeds the revenue and operating profit milestones for such second or third 12 month period after the Closing by an amount that is at least equal to the milestones that were not met during such prior period or periods, then Purchaser shall issue to the Sellers in addition to any shares received for reaching the milestone for such period  5,000,000 shares of Broadcaster common stock for each milestone that was not timely reached but has now been reached. For example, if by the end of the first 12 month period after the Closing, the milestones set forth in paragraph (1) are not met but by the end of the second 12 month period after the Closing, the revenues generated by the ongoing business of Eyecandy are equal to the total of the First Revenue Milestone and the Second Revenue Milestone and the operating income of Eyecandy during the second 12 month period after the Closing is equal to the total of the First Profit Milestone and the Second Profit Milestone, then Purchaser shall issue an additional 5,000,000 shares of common stock to the Sellers at the time it makes an issuance pursuant to paragraph (1) above.

(b)

In addition, Purchaser shall make an additional investment in Eyecandy of $2,500,000 after the Purchaser and Sellers establish an operating budget for the use of such funds that is mutually agreeable to both the Sellers and Purchaser.  The Purchaser shall only be obligated to make the payments set forth in this paragraph (b) of this Section 1.2 only if all of the material conditions and covenants set forth in this Agreement have been complied with by Sellers and Eyecandy.

ARTICLE II

CLOSING; CONDITIONS TO CLOSING; DELIVERIES

2.1

Closing.  The closing of this transaction (the “Closing”) shall be held at Purchaser’s offices at 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311 on the date hereof or at such other time and place upon which the parties shall agree, after the fulfillment of the conditions set forth below, unless extended by the mutual consent of each party hereto.

2.2

Conditions to Purchaser’s Obligation. Purchaser’s obligation hereunder to purchase and pay for the Eyecandy Securities is subject to the satisfaction, on or before the Closing, of the following conditions, any of which may be waived, in whole or in part, by Purchaser in its sole discretion, and Sellers and Eyecandy shall use their best efforts to cause such conditions to be fulfilled:

(a)

Representations and Warranties Correct; Performance. The representations and warranties of Sellers and Eyecandy contained in this Agreement (including the exhibits and schedules hereto) shall be true, complete and accurate when made and on and as of the date hereof.  Each of the Sellers and Eyecandy shall have duly and properly performed, complied with and observed each of their covenants, agreements and obligations contained in this Agreement to be performed, complied with and observed on or before the Closing.  Each of the Sellers and Eyecandy shall have delivered to Purchaser a certificate signed by each of them, dated the date hereof, to such effect.

(b)

Purchase Permitted by Applicable Laws.  The purchase of and payment for the Eyecandy Securities to be acquired by Purchaser hereunder shall not be prohibited by any applicable law or governmental regulation and shall not subject Purchaser or its affiliates to any tax (not otherwise expressly assumed by Purchaser under this Agreement), penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

(c)

Proceedings; Receipt of Documents.  All corporate and other proceedings taken or required to be taken by Sellers and Eyecandy in connection with the transactions contemplated hereby and all documents incident thereto shall have been taken and shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received all such information and such counterpart originals or certified or other copies of such documents as Purchaser may reasonably request.

(d)

Delivery of Documents.  Sellers shall have delivered, or caused to be delivered, to Purchaser the following:

(1)

a certificate of an appropriate officer of Eyecandy, certifying resolutions of the Board of Directors and shareholders of Eyecandy approving this Agreement and the transactions contemplated herein;

(2)

certificates of good standing or legal existence of Eyecandy from the respective jurisdiction in which Eyecandy is organized and a copy of the Articles of Incorporation of Eyecandy certified by the Secretary of State of the State of New York and the Bylaws of Eyecandy certified by the Secretary of Eyecandy;

(3)

stock certificates representing all of the issued and outstanding securities of Eyecandy, duly endorsed for transfer or accompanied by duly executed stock powers in blank;

(4)

all other consents, agreements, schedules, documents and exhibits required by this Agreement to be delivered by Sellers at or before the Closing;

(5)

a Lock Up Agreement executed by Sellers and Purchaser, in the  form of Exhibit B, attached hereto (the “Lock Up Agreement”);

(6)

a Voting Agreement executed by Sellers and Purchaser, in the  form of Exhibit C, attached hereto (the “Voting Agreement”); and

(7)

an Escrow Agreement executed by Sellers and Purchaser.

(e)

No Adverse Decision.  There shall be no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

(f)

Approvals and Consents.  The Sellers and Eyecandy shall have duly obtained all authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates, or exemptions therefrom, by or of all federal, state and local governmental authorities and non-governmental administrative or regulatory agencies having jurisdiction over the parties hereto, this Agreement, the Eyecandy Securities, or the transactions contemplated hereby, which are required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, at no cost or other adverse consequence to Purchaser, and all thereof shall be in full force and effect at the time of Closing.

2.3

Conditions to the Obligation of Sellers.  The obligation of Sellers to consummate the transactions contemplated hereby are subject to the fulfillment of the following conditions on or prior to the Closing, any of which may be waived, in whole or in part, by Sellers in their  sole discretion, and Purchaser shall use its best efforts to cause such conditions to be fulfilled:

(a)

Representations and Warranties Correct; Performance.  The representations and warranties of Purchaser in this Agreement shall be true, complete and accurate when made on and as of the Closing.  Purchaser shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in this Agreement to be performed, complied with and observed on or before the Closing.  Purchaser shall have delivered to Sellers a certificate signed by Purchaser, dated the date hereof, to such effect.

(b)

Purchase Permitted by Applicable Laws.  The purchase of and payment for the Eyecandy Securities to be delivered by Sellers hereunder shall not be prohibited by any applicable law or governmental regulation.

(c)

Proceedings; Receipt of Documents.  All corporate and other proceedings taken or required to be taken by Purchaser in connection with the transactions contemplated hereby and all documents incident thereto shall have been taken, and Sellers shall have received all such information and such counterpart originals or certified or other copies of such documents as Sellers may reasonably request.

(d)

Delivery of Documents.  Purchaser, shall have delivered, or caused to be delivered, to Sellers at the Closing the following:

(1)

resolutions of the Board of Directors of the Purchaser, authorizing this Agreement and the transactions contemplated herein;

(2)

corporate certificate of good standing or legal existence of Purchaser from the Secretary of State of the State of Delaware;

(3)

certificates representing 8,000,000 shares of the common stock of the Purchaser, 5,000,000 of which shall be  issued in the name of the Seller (500,000 of which shall be held in escrow pursuant to the terms of the Escrow Agreement and all of which shall be subject to the Voting Agreement) and 3,000,000 of which shall be issued in the name of Wang Shi Lei ;

(4)

the Lock Up Agreement executed by Purchaser;

(5)

the Escrow Agreement executed by the Purchaser;

(6)

the Voting Agreement executed by the Purchaser; and

(7)

a Registration Rights Agreement executed by Sellers and Purchaser in the form of Exhibit D hereto.

(e)

No Adverse Decision.  There shall be no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

ARTICLE III

SELLERS’ REPRESENTATIONS AND WARRANTIES

Each of the Sellers and Eyecandy, jointly and severally, represent and warrant to Purchaser as follows:

3.1

Organization and Good Standing.  Eyecandy is a corporation duly organized, validly existing and in good standing under the laws of the State of New York; has the power and authority to conduct all of the activities conducted by it and to own or lease all of the assets owned or leased by it (the “Eyecandy Assets”); and is in good standing as a foreign entity in each other jurisdiction where the properties owned, leased or operated or the business conducted by it requires such qualification, except where the failure to so qualify would not materially adversely affect its business or the Eyecandy Assets.

3.2

Corporate Authority. Each of the Sellers and Eyecandy have full authority to execute and to perform this Agreement in accordance with its terms; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not and will not result in a breach, violation or default or give rise to an event which with the giving of notice or after the passage of time, or both, would result in a breach, violation or default of any of the terms or provisions of any indenture, agreement, charter documents, judgment, decree or other instrument or restriction to which either of the  Sellers or Eyecandy is a party or by which either of the  Sellers or Eyecandy or any of the Eyecandy Securities or any of the Eyecandy assets may be bound or affected; the execution and delivery of this Agreement and, the consummation of the transactions contemplated hereby have been duly authorized and no further authorization or approval, whether of the Board of Directors or Shareholders of Eyecandy or of governmental bodies or otherwise, is necessary in order to enable Sellers or Eyecandy to enter into and perform the same; and this Agreement constitutes a valid and binding obligation enforceable against the Sellers and Eyecandy in accordance with its terms.

3.3

Title to Assets.

(a)

The Sellers have good and marketable title to all of the Eyecandy Securities and the full right and power to transfer the Eyecandy Securities.  The Eyecandy Securities listed on Schedule 3.3 constitute all of the issued and outstanding securities of Eyecandy and there are no other outstanding equity securities of Eyecandy.  Eyecandy does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into or any contracts or commitments to issue or sell common stock or any warrants, convertible securities or obligations.  The Eyecandy Securities are owned by the Sellers free and clear of all mortgages, pledges, liens, security interests, encumbrances, conditional sale agreements, charges, claims and restrictions of any kind and nature whatsoever; and Purchaser will acquire good and valid title to the Eyecandy Securities free and clear of all mortgages, pledges, liens, security interests, encumbrances, conditional sale agreements, charges, claims and restrictions of any kind and nature whatsoever.

(b)

The assets that will remain in Eyecandy at the time of the Closing shall be those listed on Schedule 3.3 (the “Eyecandy Assets”), which assets constitute all of the assets that are necessary for Eyecandy to continue its current operations.

(1)

Eyecandy has the sole and exclusive right to conduct its business as heretofore conducted;

(2)

Eyecandy has the exclusive right to bring actions for the infringement of, and has taken all actions and made all applicable applications and filings pursuant to relevant Federal, state and local law required to perfect and protect its interest and proprietary rights in, all of the Eyecandy Assets;

(3)

Eyecandy has no present or future obligation or requirement to compensate any person with respect to any of the Eyecandy Securities or Eyecandy Assets, whether by the payment of royalties or not, or whether by reason of the ownership, use, license, lease, sale or any commercial use or any disposition whatsoever of any of the Eyecandy Securities;

3.4

Compliance With Law.  Eyecandy is not in violation of any laws, governmental orders, rules or regulations, whether federal, state or local, to which it or any of its properties are subject, which may have a material adverse affect as to Eyecandy.

3.5

Material Agreements.  Annexed hereto as Schedule 3.5 is a true and complete list of all contracts, instruments, commitments and agreements, whether oral or written, presently in effect to which Eyecandy is a party which materially affect Eyecandy. Except as described in Schedule 3.5, each such agreement is a valid agreement, in full force and effect and enforceable in accordance with its terms, each such agreement will remain in full force and effect and enforceable in accordance with its terms after the consummation of the transactions contemplated by this Agreement, all payments due from Eyecandy thereunder have been made in accordance with the terms of such agreement, none of the distributors or agents is in arrears in any payments due to Eyecandy thereunder, there are no disputes or suits or actions at law or otherwise threatened, to the knowledge of the Seller, or pending thereunder and such agreements are the only agreements or arrangements of this nature.  True, complete and correct copies of each such agreement have been supplied to Purchaser prior to the date hereof.

3.6

Intellectual Property.  The licenses, trademarks, trade names existing listed on Schedule 3.6 are all such items necessary  for the present conduct of Eyecandy’s business, none of which is being contested or infringed upon and the present conduct of the business of Eyecandy does not infringe upon or violate the trademarks, trade names, trade secrets of anyone.  Neither of the Sellers nor Eyecandy have granted to any other person any interest in any of said intellectual property, as a licensee or otherwise.

3.7

Financial Statements of Eyecandy.

(a)

Attached hereto as Schedule 3.7 is a balance sheet of Eyecandy as of December 31, 2007 and an income statement of Eyecandy for the 12 months ended December 31, 2007 (the “Eyecandy Financial Statements”). The December 31, 2007 balance sheet and financial statement have been prepared audited in accordance with generally accepted accounting principles, consistently applied with past practices (“GAAP”).  The Eyecandy Financial Statements have been prepared in accordance with the books and records of Eyecandy and are complete and correct and have been applied on a consistent basis in accordance with generally accepted accounting principles, consistently applied, and fairly present the financial position and results of operation of Eyecandy for the periods covered thereby (subject to normal recurring changes resulting from year-end adjustments). The Eyecandy Financial Statements will not differ in any material respect from the audited financial statements of Eyecandy for 12 month  period ended December 31, 2007.

(b)

Except to the extent reflected or reserved against in the balance sheet as of December 31, 2007, included in the Eyecandy Financial Statements, or as otherwise disclosed in Schedule 3.7, Eyecandy has not had any material liability of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due, including without limitation any liability for taxes for any period prior to such date.

3.8

Absence of Changes.

(a)

Since December 31, 2007, Eyecandy has been operated in the ordinary course.

(b)

At the time of Closing there will not be any obligation or liability for the payment of money (whether absolute, accrued, contingent or otherwise and whether due or to become due) created or incurred, any transaction, contract or commitment entered into by Eyecandy or any obligation or liability (whether absolute, accrued, contingent or otherwise and whether due or to become due) created or incurred, or any transaction, contract or commitment entered into by Eyecandy other than those specifically agreed to in writing by the Purchaser; or

(c)

Since December 31, 2007, Eyecandy has not created any lien of record or guarantee, or any investment in any person that will remain at Closing.

3.9

Assumptions or Guarantees of Indebtedness of Other Persons.  Except as set forth in Schedule 3.9 annexed hereto, Eyecandy has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in or otherwise to assure any person against loss).

3.10

Labor Relations; Employees.  Eyecandy is in compliance in all material respects with all U.S. federal, state and local laws and regulations, domestic or foreign, respecting labor, employment and employment practices, terms and conditions of employment and wages and hours.

3.11

Transactions with Affiliates.  There are no loans, leases, royalty agreements, employment contracts or any other agreement or arrangement, oral or written, between Eyecandy, on the one hand, and any past or present shareholder, officer, employee, consultant or director of Eyecandy (or any member of the immediate family of such shareholder, officer, employee, consultant or director), on the other hand.

3.12

Litigation.  There are no actions, suits, proceedings or investigations (including any purportedly on behalf of Eyecandy ) pending or, to the knowledge of the Sellers or Eyecandy, threatened against or affecting the business or properties of Eyecandy; Eyecandy is not operating under, subject to, in violation of or in default with respect to, any judgment, order, writ, injunction or degree of any court or federal, state, municipal or other governmental department, commission, board, agency or instrumentality domestic or foreign.  No inquiries have been made directly to the Sellers or Eyecandy by any governmental agency which might form the basis of any such action, suit, proceeding or investigation, or which might require Eyecandy to undertake a course of action which would involve any expense.

3.13

Compensation.  Eyecandy has heretofore delivered to Purchaser a true and complete list, as of the date of this Agreement, of all of the persons who are consultants and registered representatives to Eyecandy, together with their current compensation and bonuses paid or to be paid or the methods of computing such compensation and bonuses, for the current fiscal year.  No such individual has a written agreement with Eyecandy.

3.14

Taxes.  Eyecandy has filed, or caused to be filed, with the appropriate U.S. federal, state, local and foreign governmental agencies all required tax and information returns, Eyecandy does not have any liability, contingent or otherwise, for any taxes, excise taxes, assessments, charges, penalties or interest, including, without limitation, any which may arise as a result of the sale of the Eyecandy Securities as contemplated by this Agreement (but not including sales taxes, if any, payable as a result of the sale of the Eyecandy Securities as contemplated by this Agreement).  Neither of the Sellers nor Eyecandy have received directly or indirectly notice of, nor are any of them otherwise aware of any tax audit or examination; Eyecandy is not a party directly or indirectly to any action or proceeding by any governmental authority for assessment or collection of taxes, excise taxes, charges, penalties or interest, nor has any claim for assessment and collection been asserted against Eyecandy directly or indirectly; nor has Eyecandy executed a waiver of any statute of limitations with respect thereto.  Neither of the Sellers nor Eyecandy has received notices nor is otherwise aware of any deficiencies, adjustments or changes in assessments with respect to any such taxes.  No extensions of time are in effect for the assessment of deficiencies for such taxes in respect of any period.

3.15

Brokers.  There has been no broker or finder involved in any manner in the consummation of any transactions contemplated hereby, and each of the Sellers and Eyecandy agrees to indemnify Purchaser, its officers, directors and affiliates against and hold Purchaser, its officers, directors and affiliates harmless from any claim made by a party for a broker’s or finder’s fee or other similar payment based upon any agreements, arrangements or understanding made by the Sellers or Eyecandy.

3.16

No Untrue Representation or Warranty.  No representation or warranty contained in this Agreement or any attachment, written statement, schedule, exhibit, certificate or instrument furnished or to be furnished to Purchaser by the Sellers or Eyecandy pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Eyecandy and Sellers as follows:

4.1

Organization and Good Standing.  Purchaser is a corporation duly organized and validly existing under the laws of the State of Delaware.

4.2

Title to Shares. Purchaser has good and marketable title to the shares of its common stock being issued to Sellers in accordance with the terms hereof and the full right and power to transfer such shares. The shares being transferred to Sellers are owned by Purchaser free and clear of all mortgages, pledges, liens, security interests, encumbrances, conditional sales agreements, charges, claims and restrictions of any kind whatsoever and Sellers will acquire good and valid title to such shares free and clear of all mortgages, pledges, liens, security interests, encumbrances, conditional sales agreements, charges, claims and restrictions of any kind whatsoever.

4.3

Authority.  Purchaser has full authority or capacity to execute and to perform this Agreement in accordance with its terms; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not and will not result in a breach, violation or default or give rise to an event which, with the giving of notice or after the passage of time, would result in a breach, violation or default of any of the terms or provisions or of any indenture, agreement, judgment, decree or other instrument or restriction to which Purchaser is a party or by which Purchaser may be bound or affected; and no further authorization or approval, whether of governmental bodies or otherwise, is necessary in order to enable Purchaser to enter into and perform the same and this Agreement constitutes a valid and binding obligation enforceable against Purchaser in accordance with its terms.

4.4

Stock Option Plan.  The Purchaser has filed with the Securities and Exchange Commission a proxy statement in the form annexed as Exhibit E hereto which includes a proposal for shareholder approval of an option plan that will have 10,000,000 awards available for grant to officers, directors, employees and consultants of the Purchaser and its subsidiaries.

4.5

Brokers.  There has been no broker or finder involved in any manner in the consummation of any transactions contemplated hereby, and Purchaser agrees to indemnify Sellers and Eyecandy against and hold Sellers or Eyecandy harmless from any claim made by a party for a broker’s or finder’s fee or other similar payment based upon any agreements, arrangements or understanding made by Purchaser.

4.6

No Untrue Representation or Warranty.  No representation or warranty contained in this Agreement or any attachment, written statement, schedule, exhibit, certificate or instrument furnished or to be furnished to Sellers by Purchaser pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE V

COVENANTS OF THE PARTIES

5.1

Further Assurances.  Each of the Sellers and Eyecandy agrees that, at any time after the Closing, upon the request of Purchaser, each will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acknowledgments, deeds, assignments, bills of sale, transfers, conveyances, instruments, consents and assurances as may reasonably be required for the better assigning, transferring, granting, conveying, assuring and confirming to Purchaser, their successors and assigns, the Eyecandy Securities to be sold or assigned to Purchaser as provided herein.

5.2

Cooperation.  The parties shall cooperate with each other fully with respect to actions required or requested to be undertaken with respect to tax audits, administrative actions or proceedings, litigation and any other matters that may occur after the Closing, and each party shall maintain and make available to the other party upon request all corporate, tax and other records required or requested in connection with such matters.

5.3

Publicity.  Each of the parties hereto agrees that no publicity release or announcement concerning the transactions contemplated hereby or the terms and conditions of this Agreement shall be issued without the advance approval of the form and substance thereof by each of the parties.

5.4

Right of First Refusal.  Purchaser is hereby granted a right of first refusal to purchase some or all of  the shares of common stock of Purchaser which Sellers may from time to time propose to sell or transfer (a “Transfer”) for a period of 12 months from the date of this Agreement.

In the event either of the Sellers intends to Transfer the common stock of Purchaser which such Seller holds, such Seller is required to provide Purchaser written notice of such intention and any supporting documents or offers received from any third parties in connection with such proposed Transfer to Purchaser (“Transfer Notice”).  The Purchaser shall have ten days from the date such Transfer Notice is given to agree to purchase all of the shares being sold for the price and upon the general terms and conditions specified in the Transfer Notice by giving written notice to Sellers within such ten day period.  In the event that the Purchaser fails to exercise the foregoing right of first refusal with respect to the shares of common stock within such ten-day period, Sellers may immediately thereafter sell any or all of such shares not agreed to be purchased by the Purchaser, at a price and upon general terms no more favorable than specified in the Transfer Notice given to the Purchaser.

5.5

Expense.  Each of the parties hereto shall be responsible for all expenses incurred in connection with the negotiation and consummation of this transaction except that any expense incurred by Eyecandy in connection with an audit of its financial statements shall be borne by Purchaser. Eyecandy agrees that immediately after the Closing it will have an audit of its financial statements conducted by an independent certified public accounting firm acceptable to Purcahser

5.6

Employment Agreements.  The Purchaser shall in good faith negotiate employment agreements with the current senior management of Eyecandy for the retention of their services by Eyecandy.

ARTICLE VI

SURVIVAL; INDEMNIFICATION

6.1

Survival of Covenants, Representations and Warranties.  All representations and warranties and covenants set forth in this Agreement shall forever survive and remain in effect following the Closing. The Purchaser shall be entitled to rely upon the representations and warranties, without any obligation of independent verification and to enforce any remedies available to it for a breach of the representations, warranties or covenants at any time.

6.2

Indemnity Against Claims.

(a)

Each of the Sellers hereby agrees to indemnify and hold Purchaser, its officers, directors and affiliates (collectively the “Indemnified Parties”), harmless from and against the following:

(1)

Any and all liabilities, losses, damages, claims, costs and reasonable expenses suffered by the Indemnified Parties (whether awarded against the Indemnified Parties or paid by the Indemnified Parties in settlement of a claim as provided in Section 6.3 or otherwise suffered), (A) incurred or created prior to the Closing or resulting from any action taken by Sellers or Eyecandy prior to the Closing or any action omitted to be taken by the Sellers or Eyecandy prior to the Closing or (B) resulting from any material misrepresentation, material breach of any warranty, or material non-fulfillment of any covenant or agreement on the part of Sellers or Eyecandy contained in this Agreement or in any written statement, attachment, schedule, exhibit or certificate furnished or to be furnished by Sellers or Eyecandy to Purchaser pursuant hereto or the gross negligence or willful misconduct of Sellers; and

(2)

Any and all actions, suits, proceedings, demands, assessments or judgments, costs and reasonable expenses (including reasonable attorneys’ fees) incident to any of the foregoing.

(3)

Purchaser hereby agrees to indemnify and hold the Sellers and Eyecandy’s officers, directors and affiliates (collectively the “Indemnified Parties”), harmless from and against the following:

(i)

Any and all liabilities, losses, damages, claims, costs and reasonable expenses suffered by the Indemnified Parties (whether awarded against the Indemnified Parties or paid by the Indemnified Parties in settlement of a claim as provided in Section 6.3 or otherwise suffered), (A) incurred or created subsequent to the Closing or resulting from any action taken by Purchaser subsequent to or prior to the Closing or any action omitted to be taken by the Purchaser subsequent to or prior to the Closing in connection with Eyecandy or (B) resulting from any material misrepresentation, material breach of any warranty, or material non-fulfillment of any covenant or agreement on the part of Purchaser contained in this Agreement or in any written statement, attachment, schedule, exhibit or certificate furnished or to be furnished by Purchaser pursuant hereto; and

(ii)

Any and all actions, suits, proceedings, demands, assessments or judgments, costs and reasonable expenses (including reasonable attorneys’ fees) incident to any of the foregoing.

(4)

The amount of any loss subject to indemnification hereunder shall be calculated net of any amounts which have been previously recovered by the Indemnified Parties under insurance policies or other collateral sources, and the Indemnified Parties hereby covenant that they will not release any such collateral sources from any obligations they may have.  In the event any such insurance proceeds or other payments are not received before any claim for indemnification is paid pursuant to this Agreement, then the Indemnified Parties shall have the right (but not the obligation) to exclusively pursue such collateral sources, provided they do so with reasonable diligence, and in the event they receive any recovery, then the amount of such recovery shall be applied first to reimburse the Indemnified Party for their out of pocket expenses expended in pursuing such recovery, second to refund any payment made which would not have been so paid had such recovery from the collateral source been obtained prior to such payment, and third, any excess to the Indemnified Parties.

6.3

Notice of Claim, Assumption of Defense and Settlement of Claims.

(a)

Any person entitled to indemnification under this Agreement (the “Indemnitee”) shall promptly give notice (an “Indemnification Notice”) in accordance with Section 6.3 hereof to the parties required to provide indemnification (collectively the “Indemnifying Party”) after the Indemnitee shall have knowledge of any demands, claims, actions or causes of action (singly, a “Claim” and hereinafter referred to collectively as “Claims”) which might give rise to a Claim by the Indemnitee against the Indemnifying Party stating the nature and basis of said Claim and amount thereof, to the extent known.  A failure to give notice hereunder shall not relieve the Indemnifying Party from any obligation hereunder unless such failure to give notice shall materially and adversely affect Indemnifying Party’s ability to defend the Claim.  Each such Indemnification Notice shall specify in reasonable detail the nature and amount of the Claim and shall, to the extent available to the Indemnitee, include such supporting documentation as shall reasonably be necessary to apprise the Indemnifying Party of the facts giving rise to the Claim.  After the delivery of an Indemnification Notice certifying that the Indemnitee has incurred or had asserted against it any liabilities, claims, losses, damages, costs or expenses for which indemnity may be sought in accordance with the terms of this Article VI (the “Damages”), the Indemnitee shall make a claim in an amount equal to the incurred Damages or asserted Damages, as the case may be (which, in the case of any asserted Damages shall include the Indemnitee’s reasonably estimated cost of the defense thereof, hereinafter the “Estimated Defense Costs”) and the Indemnifying party shall promptly reimburse the Indemnitee for the Damages for which the Indemnitee has incurred and not been indemnified.  In the event the amount of such Damages are not promptly reimbursed by Indemnifying Party as aforesaid, the amount of such unreimbursed Damages shall accrue interest at a rate equal to two percent (2%) above the applicable prime rate of Citibank, N.A.

(1)

With respect to any third party Claims made subsequent to the Closing, the following procedures shall be observed:

(2)

Promptly after delivery of an Indemnification Notice in respect of a Claim, the Indemnified Party may elect, by written notice to the Indemnitee, to undertake the defense thereof with counsel reasonably satisfactory to the Indemnitee and at the sole cost and expense of the Indemnifying Party.  In the event the Indemnifying Party elects to assume the defense of any such Claim, it shall not, except as provided in Section 6.3(b)(2), be liable to the Indemnitee for any legal fees, costs and expenses incurred by the Indemnitee after the date thereof, in connection with such defense.  The Indemnitee shall have the right to participate in, but not control the conduct of, any such action through counsel of its own choosing, at its own expense.

(3)

Unless and until the Indemnifying Party assumes the defense of the third party Claim as provided in Section 6.3(b)(1), or in the event the Indemnifying Party ceases to conduct such defense, the Indemnified Party may defend against the third party Claim in any manner it reasonably may deem appropriate, at the expense of the Indemnifying Party.

(4)

Failure by the Indemnifying Party to notify the Indemnitee of its election to defend any such action within 30 days of receipt of the Indemnification Notice shall be deemed a waiver by the Indemnifying Party of its right to defend such action.  If the Indemnifying Party assumes the defense of any such Claim, its obligations hereunder as to such Claim shall be limited to taking all steps necessary in the defense or settlement of such Claim and to holding the Indemnitee harmless from and against any and all losses, damages, expenses and liabilities awarded in any such proceeding or arising out of any settlement approved by the Indemnifying Party or any judgment in connection with such Claim.

(5)

The Indemnifying Party shall not, in the defense of any such Claim, consent to the entry of any judgment or enter into any settlement with respect to the third party Claim without the prior written consent of Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed), except that no consent of the Indemnitee shall be required if the judgment or proposed settlement (1) involves only the payment of money damages to be paid by the Indemnifying Party and does not impose any injunction or other equitable relief upon the Indemnitee, (2) includes as an unconditional term thereof a full dismissal of the litigation or proceeding with prejudice and the delivery by the claimant or plaintiff to the Indemnitee of a release from all liability with respect to such claim or litigation, and (3) does not by its terms attribute liability to the Indemnitee.

(6)

The Indemnitee will cooperate fully with the Indemnifying Party in the conduct of any proceeding as to which the Indemnifying Party assumes the defense hereunder.  Such cooperation shall include: (i) providing the Indemnifying Party and its counsel access to all books and records of the Indemnitee to the extent reasonably related to such proceeding, (ii) furnishing information about the Indemnitee to the Indemnifying Party and their counsel, (iii) making employees available to counsel to the Indemnifying Party, and (iv) preserving the existence of and maintaining all books and records of the Indemnitee or any other Indemnified Party that is an entity that may reasonably be deemed to be potentially relevant to any such proceeding until the proceeding is finally concluded.

6.4

Remedies Cumulative.  The remedies provided to an Indemnified Party herein shall be cumulative and shall not preclude an Indemnified Party from asserting any other rights or seeking any other remedies against an Indemnifying Party or his or its respective heirs, successors or assigns.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent assertion or employment of any other appropriate right or remedy.

ARTICLE VII

CONFIDENTIALITY AND NON COMPETITION

7.1

Confidentiality.  At all times after the Closing, the parties hereto shall retain in strictest confidence, and shall not disclose to any third parties or use for their benefit (other than in order to fulfill the terms and conditions of this Agreement and the transactions contemplated by this Agreement) or for the benefit of others any confidential information comprising or related to the other parties hereto and their affiliates including, without limitation, trade secrets, customer lists, marketing plans or strategies, product development techniques or plans, respecting the business of Eyecandy, Purchaser or any affiliate thereof.  Confidential Information shall not include information which (i) is or becomes part of the public domain without breach of this Agreement (ii) was known to the receiving party on a non-confidential basis prior to disclosure by the other party (iii) is independently received by the receiving party without the use of confidential information or (iv) is explicitly approved for release by written authorization of the disclosing party.  In the event that the receiving party is legally required to disclose any confidential information, the receiving party shall promptly notify the disclosing party of such requirement and, if requested by the disclosing party, shall reasonably cooperate in the disclosing party’s efforts to prevent or limit such disclosure.

7.2

Non Competition.  From and after the date hereof to and including the date which is two years after the date hereof, the Sellers shall not directly, or indirectly, (engage in a business or enterprise (either as proprietor, partner, employee, agent, consultant, or controlling shareholder) in the development, operation or marketing of a business that Purchaser deems to be a competitor of Purchaser, its subsidiaries or Eyecandy.

7.3

Enforceability.

(a)

 It is the desire and intent of the parties that the provisions of Article VII shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.  If any particular provision or portion of Article VII shall be adjudicated to be invalid or unenforceable in any jurisdiction, Article VII shall be deemed amended to delete therefrom such provision or portion adjudicated to be invalid or unenforceable, such amendment to apply only with respect to the operation of this subsection in the particular jurisdiction in which such adjudication is made.  Each of the Sellers agrees that it would be difficult to measure the damages to Purchaser and its affiliates from the breach by either of the Sellers of the provisions of Article VII, that injury to Purchaser from such breach would be impossible to calculate, and that monetary damages would therefor be an inadequate remedy; accordingly, each of the Sellers agrees that Purchaser shall be entitled, in addition to all other remedies they might have, to injunctions or other appropriate orders to restrain any such breach without showing or proving any actual damages.  Nothing herein shall be construed as prohibiting Purchaser from pursuing any other remedies for such breach or threatened breach.

(b)

The undertakings and covenants of the Sellers contained in Article VII are an integral part of the transactions set forth in this Agreement and the consideration paid by Purchaser pursuant to this Agreement shall be consideration not only for the Eyecandy Securities but also for such undertakings and covenants.

ARTICLE VIII

GENERAL PROVISIONS

8.1

Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered:  (a) personally; (b) by facsimile transmission; (c) by a commercial overnight delivery service (e.g., Federal Express, UPS, Airborne, etc.) and paid for by the sender; or (d) by certified, registered or express mail, postage prepaid.  Any such notice shall be deemed given when so delivered:  (i) personally, upon such service or delivery; (ii) if sent by facsimile transmission, on the day so transmitted, if the sender calls to confirm that such notice has been received by facsimile and has a printed report which indicates that such transmission was, in fact, sent to the facsimile number indicated below; (iii) if sent by commercial overnight delivery service, on the date reflected by such service as delivered to the addressee; or (iv) if mailed by certified or registered mail, five business days after the date of deposit in the United States mail.  In each instance, such notice, request, demand or other communications shall be addressed as follows:

(a)

in the case of the Sellers:

Sonia Hu and Chun-Wei Shi

411 Theodore Fremd Avenue

Suite 206 South #211

Rye, New York 10580

Facsimile:  (___) ___-______

with a copy to:

(b)

in the case of Purchaser:

Broadcaster, Inc.

9201 Oakdale Avenue, Suite 200

Chatsworth, California 91311

Attention: Martin Wade, III

Facsimile: (___) ____-______

with a copy to:

Lehman & Eilen LLP

Attention: Hank Gracin, Esq.

Mission Bay Office Plaza

20283 State Road 7, Suite 300

Boca Raton, Florida 33498

Facsimile: (561) 237-0803

or to such other address or to such other person as Purchaser or Seller, shall have last designated by written notice given as herein provided.

8.2

Modification.  This Agreement and the exhibits and schedules annexed hereto contain the entire agreement between the parties hereto and (a) there are no agreements, warranties or representations which are not set forth herein and (b) all prior negotiations, agreements and understandings are superseded hereby.  This Agreement may not be modified or amended except by an instrument in writing duly signed by or on behalf of the parties hereto.

8.3

Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the local laws of the State of California applicable to agreements made and to be performed entirely within the State, without regard to conflict of laws principles.  Seller and Purchaser hereby irrevocably consents and submit to the jurisdiction of any California or Federal court located in California over any action or proceeding arising out of any dispute between Seller and Purchaser, and waive any right they have to bring an action or proceeding with respect thereto in any other jurisdiction.  Each party further irrevocably consent to the service of process against them in any such action or proceeding by the delivery of a copy of such process at the address set forth above.

8.4

Binding Effect; Assignment.  This Agreement shall be binding upon the parties and inure to the benefit of the successors and assigns of the respective parties hereto; provided, however, that this Agreement and all rights hereunder may not be assigned by either party without the prior written consent of  the other party.

8.5

Counterparts.  This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy of this Agreement shall be effective as an original for all purposes.

8.6

Section Headings.  The section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

8.7

Transaction Expenses.  Each party shall be responsible for the payment of any and all of its own expenses, including without limitation the fees and expenses of counsel, accountants and other advisers, arising out of or relating directly or indirectly to the transactions contemplated by this Agreement, whether or not such transactions are consummated in whole or in part.

8.8

Waiver.  The waiver of one breach or default hereunder shall not constitute the waiver of any other or subsequent breach or default.

8.9

No Agency.  This Agreement shall not constitute either party the legal representative or agent of the other, nor shall either party have the right or authority to assume, create, or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and date first above written.

PURCHASER:	SELLERS:
BROADCASTER, INC.

Sonia Hu
By:
Name:
Title:
Chun-Wei Shi

EYECANDY, INC.

By:
Name:
Title:

EXHIBIT A

ESCROW AGREEMENT

ESCROW AGREEMENT, dated as of October 1, 2008, by and between Sonia Hu and Chun-Wei Shi ( together the “Sellers”), Broadcaster, Inc, a Delaware corporation (“Purchaser”), and Lehman & Eilen LLP, attorneys at law, a New York limited liability partnership with an address at 20283 State Road 7, Suite 300, Boca Raton, Florida 33498, as escrow agent (the “Escrow Agent”).

WHEREAS, Purchaser, Eyecandy, Inc.(the “Company”) and Sellers have entered into a Stock Purchase Agreement ( the “Stock Purchase Agreement”) pursuant to which Purchaser shall acquire from the Sellers all of the securities of the Company in exchange for shares of common stock of Purchaser (the “Broadcaster Shares”);

WHEREAS, as an inducement for the Purchaser to enter into the Stock Purchase Agreement, the Sellers and the Company have made certain representations and warranties in the Stock Purchase Agreement and have covenanted to take certain actions which are an integral part of the Stock Purchase Agreement;

WHEREAS, the Sellers have agreed that the fulfillment of such obligations in the Stock Purchase Agreement will be secured by the pledge of 500,000 of the Broadcaster Shares ( the Escrowed Interests”); and

WHEREAS, the Escrow Agent is willing to act as escrow agent pursuant to the terms of this Escrow Agreement with respect to the Escrowed Interests.

NOW THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Establishment of Escrow Account.

(a)

Deposit into Escrow.  Purchaser shall deposit the Escrowed Interests with the Escrow Agent on the date hereof.

(b)

Acceptance.  Upon receipt of an original counterpart of this Escrow Agreement fully executed and the Escrowed Interests, duly endorsed in blank, or with powers duly endorsed in blank, the Escrow Agent agrees to hold the Escrowed Interests in accordance with the terms and conditions of this Agreement (the “Escrow”).

2.

Release from Escrow.

(a)

The Escrow Agent shall deliver the Escrowed Interests to Purchaser or the Sellers as follows:

(i)

To Purchaser upon Purchaser Notice:  If Purchaser sends a notice to the Escrow Agent (a “Purchaser Notice”) stating the Sellers are in default under the terms of the Stock Purchase Agreement for any reason including, without limitation, a breach of a  representation or warranty in the Stock Purchase Agreement or failure to fulfill a covenant under the Stock Purchase Agreement, the Escrow Agent shall deliver to Purchaser the  Escrowed Interests, provided:  (i) the Escrow Agent concurrently sends a copy of the Purchaser Notice to Sellers in accordance with the provisions of paragraph 8 of this Escrow Agreement; and (ii) the Escrow Agent does not receive a written notice from the Sellers objecting to such Purchaser Notice (a “Pledgee Objection Notice”) within 15 days after it sends the Purchaser Notice.  The Sellers may not object to a Purchaser Notice unless it believes in good faith that the Obligations have not been paid in full.

(ii)

To the Sellers:  If at any time after one year from the date hereof, a Seller send a notice (the “ No Default Notice”) to the Escrow Agent stating that it is not in default under the terms of the Stock Purchase Agreement and has not been in default at a time during the past year, the Escrow Agent shall deliver to the Sellers the Escrowed Interests, together with completed stock powers transferring the Escrow Interests to Sellers provided:  (i) the Escrow Agent concurrently sends a copy of the No Default Notice to Purchaser in accordance with the provisions of paragraph 8 of this Escrow Agreement; and (ii) the Escrow Agent does not receive a written notice from Purchaser objecting to such No Default Notice (a “Pledgor Objection Notice”) within 15 days after it sends the No Default Notice.  Purchaser may not object to a No Default Notice unless it believes in good faith that the Sellers are not entitled to the Escrowed Interests.

(b)

If the Escrow Agent receives either a Pledgee Objection Notice or a Pledgor Objection Notice objecting to disbursement within the 15-day period, then the Escrow Agent will not transfer the Escrowed Interests, but will continue to retain the Escrowed Interests until directed to cause the delivery of the Escrowed Interests either by:  (i) a joint written notice to the Escrow Agent from the Sellers and Purchaser (which may be provided by separately signed counterparts), or (ii) a final order of the applicable arbitrator or court unless such order is appealed (or in the case of arbitration, a motion to vacate such order is made) and execution on such order is stayed, in which case upon a final order of the court considering such appeal or such motion to vacate; or (iii) as otherwise required by law or court order.

(c)

The Escrow Agent is hereby authorized to complete stock powers endorsed in blank that were delivered into Escrow to effectuate any of the transfers required to be made by the Escrow Agent pursuant to this Section 2.

3.

Termination of this Escrow Agreement.  This Escrow Agreement shall terminate when the Escrowed Interests shall have been distributed as above provided.

4.

Rights and Duties of Escrow Agent.

(a)

Duties Limited.  The Escrow Agent undertakes to perform only such duties as are expressly set forth herein, which duties, as hereinabove set forth in Sections 1, 2, 3 and 4 hereof, shall terminate upon the distribution and release of the Escrowed Interests as contemplated above.  The parties hereto acknowledge that the duties to be performed by the Escrow Agent hereunder are of a ministerial nature only, and that the Escrow Agent shall not be liable for any error, omission or action taken by it unless such error, omission or action was the result of the Escrow Agent's gross negligence or willful default.

(b)

Reliance.  The Escrow Agent may rely upon, and shall be protected in acting or refraining from acting upon, any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the Sellers and Purchaser, provided that, any modification of this Escrow Agreement shall be required to be signed by the Sellers, Purchaser and the Escrow Agent.

(c)

Good Faith.  The Sellers and Purchaser shall jointly indemnify the Escrow Agent and hold it harmless from and against any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the Escrow Agreement, including the costs and expenses of defending itself against any such claim or liability.  The Escrow Agent may consult with counsel of its own choice, and shall have full and complete authorization and no liability for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(d)

Disputes.  It is understood and agreed that should any dispute arise, the Escrow Agent is authorized and directed to retain the Escrowed Interests or deposit them with a court of competent jurisdiction, until the dispute shall have been settled either by mutual written agreement of the parties concerned or a by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.  In addition, the Escrow Agent is acting, and may continue to act, as counsel to the Purchaser in connection with the subject transaction, including in connection with any dispute as to the proper application of the Escrowed Interests, whether or not the Escrowed Interests are being held by the Escrow Agent or have been delivered to a successor Escrow Agent or a court of competent jurisdiction.

5.

Resignation; Successor Escrow Agent.

(a)

Resignation.  The Escrow Agent may resign at any time by giving five days' notice of such resignation to the Sellers and Purchaser.  Thereafter, such original Escrow Agent shall have no further obligation hereunder except to hold the Escrowed Interests.  In such event the original Escrow Agent shall refrain from taking any action until it shall receive joint written instructions from Sellers and Purchaser designating a successor Escrow Agent.  Upon receipt of such instructions, the Escrow Agent shall promptly deliver the Escrowed Interests to such successor Escrow Agent and shall thereafter have no further obligations hereunder.  Notwithstanding the foregoing, the Escrow Agent in its sole discretion may at any time after its resignation deposit the Escrowed Interests with a court of competent jurisdiction.

(b)

Successor Escrow Agent.  The Sellers and Purchaser together shall have the right to terminate the appointment of the Escrow Agent hereunder by giving notice in writing of such termination to the Escrow Agent, specifying the date upon which such termination shall take effect.  In the event of such termination, the Sellers and Purchaser agree that they will jointly appoint a successor Escrow Agent at or before the time such notice becomes effective, and the Escrow Agent hereby agrees that it shall turn over and deliver the Escrowed Interests to such successor Escrow Agent.  Upon delivery of the Escrowed Interests and documents, the Escrow Agent shall be discharged of any further duties under this Agreement.

6.

Expenses of the Escrow Agent.  The Sellers and Purchaser shall reimburse the Escrow Agent for all necessary expenses, disbursements and advances (including reasonable attorneys' fees) incurred or made by it in connection with carrying out its duties hereunder.  The liability of the Sellers and Purchaser under this Section 6 shall be joint and several, but as between Sellers and Purchaser, the Sellers agree to pay one-half of such expenses, disbursements and advances, and Purchaser agrees to pay the other half of such expenses, disbursements and advances.

7.

Waivers and Modifications.  This Escrow Agreement may be amended, modified, extended, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all of the parties hereto.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same.  No waiver by any party of the breach of any term, covenant, representation or warranty contained in this Escrow Agreement as a condition to such party's obligation hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or breach, a waiver of any other condition or a waiver of any breach of any other condition, term, covenant, representation or warranty of this Escrow Agreement.

8.

Notices.  Any notice, demand or other communication required or permitted to be given pursuant to this Escrow Agreement shall have been sufficiently given for all purposes (a) if delivered personally to the party or to an executive officer of the party to whom such notice, demand or other communication is directed on the date of such personal delivery; or (b) if sent by registered or certified mail, postage prepaid, addressed to the party to whom such notice, demand or other communication is directed at its address set forth below on the fifth business day after the date on which it was deposited in a regularly maintained receptacle for the deposit of United States mail; or (c) if sent by facsimile transmission, on the date of such transmission, if confirmed as received that day by the receiving party, and the original notice is sent that day by first class mail, postage prepaid.

If to the Purchaser:

Broadcaster, Inc.

9201 Oakdale Avenue, Suite 200

Chatsworth, California 91311

Attention:  Martin Wade, III

with a copy to:

Hank Gracin, Esq.

Lehman & Eilen LLP

Mission Bay Office Plaza

20283 State Road 7, Suite 300

Boca Raton, Florida 33498

If to the Sellers:

Sonia Hu and Chun-Wei Shi

411 Theodore Fremd Avenue, Suite 206 South

Rye, New York 10580

with a copy to:

If to the Escrow Agent:

Hank Gracin, Esq.

Lehman & Eilen LLP

Mission Bay Office Plaza

20283 State Road 7, Suite 300

Boca Raton, Florida 33498

9.

No Assignment.  This Escrow Agreement shall be binding upon the successors and permitted assigns of the parties hereof.  No assignment of any rights or delegation of any obligations provided for herein may be made by any party hereto without the express written consent of all other parties hereto, except for the provisions of Section 5 respecting successor Escrow Agents.

10.

Entire Agreement.  This Escrow Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, understandings or agreements other than those expressly set forth herein.

11.

Further Assurances.  If at any time any party hereto shall consider or be advised that any further agreements, assurances or other documents are reasonably necessary or desirable to carry out the provisions hereof and the transactions contemplated hereby, the parties hereto shall execute and deliver any and all such agreements or other documents, and do all things necessary or appropriate to carry out fully the provisions hereof.

12.

Governing Law.  The validity of this Escrow Agreement and the rights, obligations and relations of the parties hereunder shall be construed and determined under and in accordance with the laws of the State of Florida without giving effect to the conflict of laws rules of such State.  ALL PARTIES HEREBY SUBMIT TO THE JURISDICTION OF THE STATE OF FLORIDA IN CONNECTION WITH ANY LEGAL PROCEEDINGS COMMENCED IN CONNECTION WITH THIS ESCROW AGREEMENT.

13.

Counterparts.  This Escrow Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

14.

Section Headings.  The section headings contained in this Escrow Agreement are inserted for purposes of convenience of reference only and shall not affect the meaning or interpretation hereof.

IN WITNESS WHEREOF, each of the parties hereto has executed this Escrow Agreement on the date first above written.

SELLERS:

Sonia Hu

Chun-Wei Shi

BROADCASTER, INC.

By:
Name:
Title:

The undersigned hereby accepts the Escrowed Interests and agrees to hold the same in accordance with the provisions of this Escrow Agreement

LEHMAN & EILEN LLP
as Escrow Agent

By:
Name:	Hank Gracin, Partner
Title:

EXHIBIT B

October 1, 2008

Broadcaster, Inc.

9201 Oakdale Avenue, Suite 200

Chatsworth, California 91311

Re:

Broadcaster, Inc.

The undersigned has entered into a Stock Purchase Agreement (the “Stock Purchase Agreement) among the undersigned, Eyecandy, Inc and Broadcaster, Inc (the “Company”) pursuant to which the undersigned will be issued shares of Common Stock (the “Common Stock”) of the Company.  The undersigned further understands that it is a condition of the Closing of the transactions contemplated in the Stock Purchase Agreement that the undersigned execute and deliver this Letter Agreement.  The undersigned hereby agrees  that for a period of two years from the date hereof  it  will not, without the consent of Martin Wade, III offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into shares of common stock (collectively “Lockup Securities”) provided, that nothing herein shall preclude any transfer of  any of the Lock Up Securities to the undersigned’s spouse, children, any trust of which the undersigned is the grantor or a beneficiary or the undersigned’s estate, so long as such transferee agrees in writing to be bound by the provisions of this Letter Agreement as a condition precedent to such transfer.

The undersigned acknowledges and agrees that the Company will request that the Company’s transfer agent place a stop transfer instruction on all Lockup Securities held by the undersigned, reflecting this agreement.

Dated:

Sonia Hu

Chun-Wei Shi

EXHIBIT C

VOTING TRUST AGREEMENT

THIS AGREEMENT made as of this 1st day of October, 2008, by and between Sonia Hu and Chun-Wei Shi, individuals residing at 411 Theodore Fremd Avenue, Rye New York, 10580  (together referred to as the “Stockholders”), and Martin R. Wade, III, an individual residing at 421 Berkley Road, Stone Harbor, New Jersey 08247 (hereinafter referred to as the "Voting Trustee").

W I T N E S S E T H

WHEREAS, the Stockholders, Eyecandy, Inc and Broadcaster, Inc (the “Company”) have entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) pursuant to which the Stockholders will together be issued a minimum of 5,000,000 shares of the common stock of Broadcaster, Inc. (“the Company”). (All of the shares set forth in this paragraph together with any additional shares of the common stock of the Company owned by the Stockholders are hereinafter referred to as the “Shares.”  Shares shall not include any Shares sold in a transaction approved by the Voting Trustee.);

WHEREAS, as an inducement for the Company  to enter into the Stock Purchase Agreement, the Sellers have given the Voting Trustee the right and power to vote the Shares;

NOW, THEREFORE, the Sellers and the Voting Trustee do hereby agree as follows:

1.

Voting Rights and Powers.  Until such time as the Voting Trustee mails a notice indicating his desire to terminate this Agreement or all of the Shares held by the Stockholders are sold in a transaction approved by the Voting Trustee, the Voting Trustee shall have full, exclusive and unqualified right and power to vote, and to execute consents with respect to, the Shares from and after the date hereof, for any purpose, whether ordinary or extraordinary, including all matters as to which a vote or consent of shareholders may be required by statute or otherwise; provided, however, that in the event that the Sellers obtain the approval of the Voting Trustee to sell any of the Shares the Voting Trustee’s right to vote any shares sold shall terminate but shall remain with respect to those Shares not sold.  Without limiting the generality of the foregoing, the Voting Trustee may vote the Shares for or in ratification of, or against, the election of directors including the election of himself as a director, the appointment of auditors, any amendment to the certificate of incorporation or the bylaws, any recapitalization, reorganization, merger, consolidation, liquidation, dissolution, or any sale, lease or exchange of all or substantially all of the assets of the Company.  The Sellers shall be bound by any such vote as if made by them directly and shall have no right to demand an appraisal of the Shares in any circumstances or object to any such transaction, all of which rights are hereby waived.

2.

Issuance of Voting Trust Certificates

(a)

Solely for purposes of granting the Voting Trustee the right and power to vote the Shares, the Sellers shall assign and transfer to the Voting Trustee all of the Shares and concurrently with the execution of this Agreement shall deposit the certificates evidencing such Shares with the Voting Trustee.

(b)

The Voting Trustee shall as soon as practicable (i) cause a copy of this Agreement to be filed in the registered office of the Company in Delaware, which copy shall be open to shareholders of the Company for inspection (ii) cause all such certificates deposited with the Voting Trustee to be surrendered to the Company for cancellation, (iii) cause all Shares represented by such certificates to be transferred to the Voting Trustee on the Company’s books and records and (iv) shall cause new certificates to be issued in the name of the Voting Trustee (“New Certificates”).

(c)

The Voting Trustee shall issue to the Sellers a voting trust certificate (the “Voting Trust Certificate”) representing the number of Shares deposited by each and their continuing beneficial ownership of the underlying shares. The Voting Trustee shall cause to be imprinted on the Voting Trust Certificate a legend referring to this Agreement.

(d)

The Sellers   may sell, transfer or dispose of their Voting Trust Certificate provided that the Voting Trustee approves such sale, transfer or disposition and such approval shall not unreasonably be withheld.

(e)

Upon termination of this Agreement, the Voting Trustee shall cause  (i) the New Certificates to be surrendered to the Company for cancellation (ii) cause all Shares represented by the New Certificates to be transferred to the Sellers on the Company’s books and records and (iii) cause new stock certificates to be issued in the name of the Sellers.  If a portion of the Shares are sold by the Sellers in a transaction approved by the Voting Trustee then the Voting Trustee shall cause the actions set forth in clauses (i), (ii) and (iii) to be taken with respect to the Shares that are sold, except that the new stock certificate shall be issued in the name of the buyer of the Shares.

(f)

Upon termination of the Agreement, the Sellers shall return the Voting Trust Certificate to the Voting Trustee, which shall be deemed to be null and void upon such exercise.

3.

Payment of Distributions

All distributions paid in cash or property on any Shares subject to this Agreement shall be the property of the Sellers except that any interests or other securities of the Company issued as a distribution shall be subject to the terms of this Agreement. The Voting Trustee shall hold all dividends payable in stock or securities and shall promptly distribute to the Sellers, a voting trust certificate representing their interest in such dividend.

4.

Miscellaneous

(a)

The Voting Trustee shall not be liable for any error of judgment or mistake of law or other mistakes, or for any act or omission of any agent or attorney, or for any unintentional misconstruction of this Agreement, or for any invalidity, irregularity or unenforceability of this Agreement, or of any part or provision hereof, or for action of any sort taken or omitted to be taken under this Agreement or in the management of the affairs of the Company.

(b)

This Agreement shall bind the respective parties hereto and each of their transferees, successors, executors, administrators and assigns.

(c)

This Agreement shall be governed by the laws of the State of Delaware.

(d)

If any provision of this Agreement shall be held invalid by a court of competent jurisdiction, the remainder of the Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year written above.

Sonia Hu

Chun-Wei Shi
Voting Trustee

By:
Martin R. Wade, III

EXHIBIT D

REGISTRATION RIGHTS

Broadcaster, Inc. (the Company”) hereby grants to Sonia Hu and Chun-Wei Shi (together, the “Holders”) the following registration rights.

1.

Definitions.

As used herein, the following terms shall have the following meanings:

Business Day:  Any day other than a day on which banks are authorized or required to be closed in the State of New York.

Commission:  The United States Securities and Exchange Commission.

Common Stock:  The common stock, of the Company.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

Holder or Holders:  Sonia Hu and ChunWei Shi.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

Prospectus:  The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Registrable Securities:  The shares of common stock of the Company that are issued to Sonia Hu and Chun-Wei Shi pursuant to the terms of the Stock Purchase Agreement among Sonia Hu, Chun-Wei Shi, the Company and Eyecandy, Inc.

Registration Statement:  Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

2.

Registration Rights.

(a)

Piggyback Registration.  If, at any time after the date hereof, the Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security holders (except registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), the Company shall include in such registration the Registrable Securities to the extent requisite to permit the sale or other disposition by the Holder of such Registrable Securities so registered (“Piggyback Registration Rights”); provided, that if, at any time after giving written notice of its intention to register any securities pursuant to this Section 2 and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to the Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company shall give at least 10 days written notice to each Holder prior to the filing of the Registration Statement of its intention to file the Registration Statement. The foregoing provisions notwithstanding, the Company may withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the Holders.

(b)

If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(a).  In such event the right of the Holders to registration pursuant to this Section 2 shall be conditioned upon the Holders’ participation in such underwriting and the inclusion of the Holders’ Registrable Securities in the underwriting to the extent provided herein.  All stockholders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.  Notwithstanding any other provision of this Section 2, if the Registrable Securities may be sold, at the time of such registration, pursuant to Rule 144 of the Securities Act of 1933 then the Company shall have no obligation to register the Registrable Securities.  Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation or elimination on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting.  The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter the number of shares that may be included in the registration statement and underwriting shall be allocated among all stockholders of the Company in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which they had requested to be included in such registration at the time of filing the registration statement.  If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter.  Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c)

Holdback Agreements.  If any registration of Registrable Securities shall be in connection with an underwritten public offering, each Holder agrees, provided that all other security holders of the Company whose securities are included in the Registration Statement similarly agree, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the thirty (30) days prior to, and during the ninety (90) day period beginning on, the effective date of such Registration Statement (except as part of such registration).

(d)

Exceptions.  Notwithstanding the foregoing, the Company may delay the registration of Registrable Securities pursuant to Section 2(a) hereof for the time periods described in Section 2(e) hereof upon the occurrence of any of the following:

(i)

The Company shall have previously entered into an agreement or letter of intent contemplating an underwritten public offering on a firm commitment basis of Common Stock or securities convertible into or exchangeable for Common Stock and the managing underwriter of such proposed public offering advises the Company in writing that in its opinion such proposed underwritten offering would be materially and adversely affected by a concurrent registered offering of Registrable Securities (such opinion to state the reasons therefore);

(ii)

During the two (2) month period immediately preceding such request, the Company shall have entered into an agreement or letter of intent, which has not expired or otherwise terminated, contemplating a material business acquisition by the Company or its subsidiaries whether by way of merger, consolidation, acquisition of assets, acquisition of securities or otherwise;

(iii)

The Company is in possession of material nonpublic information that the Company would be required to disclose in the Registration Statement and that is not, but for the registration, otherwise required to be disclosed at the time of such registration, the disclosure of which, in its good faith judgment, would have a material adverse effect on the business, operations, prospects or competitive position of the Company;

(iv)

The Company shall receive the written opinion of the managing underwriter of the underwritten public offering pursuant to which Common Stock has been registered within the three (3) month period prior to the receipt of a registration request that the registration of additional Common Stock will materially and adversely affect the market for the Common Stock (such opinion to state the reasons therefore); or

(v)

At the time of receipt of a registration request, the Company is engaged, or its board of directors has adopted by resolution a plan to engage, in any program for the purchase of Common Stock or securities convertible into or exchangeable for Common Stock and, in the opinion of counsel, reasonably satisfactory to the requesting Holders, the distribution of the Common Stock to be registered would cause such purchase to be in violation of Regulation M promulgated under the Exchange Act.

(e)

Period of Delay.  If an event described in clauses (i) through (iv) of Section 2(d) shall occur, the Company may, by written notice to the Holders, delay the filing of a Registration Statement with respect to the Registrable Securities to be covered thereby for a period of time not exceeding 60 days.  If an event described in clause (v) of Section 2(d) shall occur, the filing of a Registration Statement with respect to the Registrable Securities to be covered thereby shall be delayed until the first date that the Registrable Securities to be covered thereby can be sold without violation of Regulation M of the Exchange Act.

3.

Registration Procedures.

In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

(a)

prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to the Holders covered by such Registration Statement (the “Selling Holders”), Holders’ legal counsel and the underwriters, if any, draft copies of all such documents proposed to be filed at least five (5) Business Days prior thereto, which documents will be subject to the review of such Holders’ Counsel and the underwriters, if any, and the Company will not, unless required by law, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which Selling Holders of at least a majority of the Registrable Securities (the “Objecting Party”) shall object, pursuant to notice given to the Company prior to the filing of such amendment or supplement (the “Objection Notice”).   The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise.  The Company shall have five (5) Business Days after receipt of the Objection Notice to correct such deficiencies to the satisfaction of the Objecting Party, and will notify each Selling Holder of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(b)

as promptly as practicable prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

(c)

as promptly as practicable furnish to any Selling Holder and the underwriters, if any, without charge, such number or conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Selling Holder (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto); provided, that before filing a Registration Statement or Prospectus relating to the Registrable Securities or any amendments or supplements thereto, the Company will furnish to Holders’ Counsel copies of all documents proposed to be filed at least three (3) Business Days prior to the filing thereof, which documents will be subject to the review of such counsel;

(d)

on or prior to the date on which the Registration Statement is declared effective, register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any Selling Holder, Holders’ Counsel or underwriter reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

(e)

cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(f)

as promptly as practicable notify each Selling Holder, Holders’ Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information to be included in any Registration Statement or Prospectus or otherwise, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(g)

use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if one is issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

Each Selling Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (f) of this Section 3 or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Selling Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.  In the event that the Company shall give any such notice, the time periods for which a Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Selling Holder shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 2(f) or (ii) the Advice.

4.

Registration Expenses.

(a)

All expenses incident to the Company’s performance of, or compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which  securities issued by the Company are then listed, the fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or “cold comfort” letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called “Registration Expenses.”

(b)

The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 2 except as otherwise set forth therein.  Other than as specifically provided for in Section 2(a) hereto, all expenses to be borne by the Holders in connection with any Registration Statement filed pursuant to Section 2 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Holders pro rata in relation to the number of Shares of Registrable Securities to be registered by each Holder.

5.

Indemnification; Contribution.

(a)

Indemnification by the Company.  The Company agrees to indemnity and hold harmless, to the full extent permitted by law, the Holders, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

(b)

Indemnification by Holders of Registrable Securities.  In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnity, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.  In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)

Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim.  Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld).  No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.  For the purposes of this Section 5(c), the term “conflict of interest” shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

(d)

Contribution.  If the indemnification from the indemnifying party provided for in this Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)

If indemnification is available under this Section 5, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.

6.

Transfer of Rights.

The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may not be transferred or assigned by any Holder to a transferee or assignee.

7.

Amendment

Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of each Holder.

BROADCASTER, INC.

By:

Sonia Hu

Chun-Wei Shi